UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2026

Evolution Metals & Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4040 NE 2nd Ave, Suite 349

Miami, Florida 33137

(Address and zip code of principal executive offices)

561-225-3205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement and Convertible Debentures

On May 7, 2026, Evolution Metals & Technologies Corp. (“EMAT” or the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with YA II PN, LTD. (“Yorkville”), a fund managed by Yorkville Advisors Global, LP, pursuant to which the Company agreed to issue and sell to Yorkville convertible debentures in the aggregate principal amount of up to $100,000,000 (the “Convertible Debentures” and each a “Convertible Debenture”), which will be convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock,” and as converted, the “Conversion Shares”).

The first Convertible Debenture (the “First Debenture”) in the principal amount of $20,000,000 was issued on May 7, 2026. The second Convertible Debenture in the principal amount of $5,775,000 is expected to be issued upon effectiveness of the Registration Statement on Form S-1, which the Company has agreed to file pursuant to the Registration Rights Agreement, as such term is defined below. Additionally, pursuant to the Securities Purchase Agreement, up to $74,225,000 in Convertible Debentures shall be purchased in subsequent tranches from time to time upon the mutual agreement of the Company and Yorkville.

Each Convertible Debentures will have a purchase price equal to 97% of principal amount thereunder. Each Convertible Debenture is convertible into Conversion Shares at a conversion price equal to the lower of $12.09 or 95% of the lowest daily volume-weighted average price (“VWAP”) during the 5 consecutive trading days immediately preceding the conversion date. The Company shall not issue any Conversion Shares upon conversion of the Convertible Debentures held by Yorkville if the issuance of such Conversion Shares would exceed the aggregate number of Common Stock that the Company may issue in compliance with the Company’s obligations under the rules or regulations of the Nasdaq Stock Market (the “Exchange Cap”). The Exchange Cap will not apply if the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Stock Market for issuances of Common Stock in excess of such amount. In addition, no conversion will be permitted to the extent that, after giving effect to such conversion, the holder together with the certain related parties would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such conversion, subject to certain adjustments.

The First Debenture bears interest at an annual rate of 5.0%, unless an event of default occurs and remains uncured, upon which the Convertible Debentures will bear interest at an annual rate of 18.0%. The Convertible Debentures will mature on November 7, 2027.

The Company will not be required to make monthly cash payments pursuant to the Convertible Debentures unless an Amortization Event, as such term is defined below, has occurred and then the Company will make monthly cash payments each month until the entire outstanding amount under the Convertible Debentures have been repaid. An “Amortization Event” means (i) the VWAP of the Company’s Common Stock is lower than the floor price for any five of seven consecutive trading days, (ii) the Company has issued in excess of 99% of the Common Stock available under the Exchange Cap or (iii) Yorkville is unable to use the Registration Statement, as such term is defined below, for a period of 10 consecutive trading days.

The monthly cash payments will be in an amount equal to 1/5 of the original principal amount (or the outstanding principal amount of the Convertible Debentures if lower than such amount), plus a payment premium of 5% and all accrued and unpaid interest as of the date of such payment. Such Amortization Event payments will commence 7 days following the Amortization Event.

The Securities Purchase Agreement includes customary registration rights, investor protections, and provisions governing trading activity, including limitations on short selling. The Company intends to use the proceeds from the facility for general corporate purposes, including supporting the expansion of its operations and development initiatives.

The foregoing description of the Securities Purchase Agreement, the First Debenture and the Convertible Debentures does not purport to be complete and is qualified in its entirety by reference to the full text of each such agreement, which are filed as Exhibits 10.1, 4.1 and 4.2, to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

On May 7, 2026, pursuant to the Securities Purchase Agreement, the Company and Yorkville entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which Yorkville is entitled to certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Registration Rights Agreement, the Company is required to, on the 30th calendar day following the date of the Securities Purchase Agreement, file with the Securities and Exchange Commission a registration statement (the “Registration Statement”) registering the resale by Yorkville of 5.4 million Conversion Shares. Under the Registration Rights Agreement, Yorkville was also granted piggyback registration rights under certain conditions as described in the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Guaranty and Security Agreement

On May 7, 2026, pursuant to the Securities Purchase Agreement, the Company and Yorkville entered into a Global Guarantee Agreement (the “Global Guarantee Agreement”), pursuant to which, the Company and its subsidiaries agreed to guarantee all of the Company’s obligations under the Convertible Debentures.

The foregoing description of the Global Guarantee Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each such agreement, which is filed as Exhibits 10.3, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of the Convertible Debentures and the Conversion Shares will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act. Yorkville represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that each of the Convertible Debentures and the Conversion Shares will be acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 7.01 Regulation FD Disclosure

On May 11, 2026, the Company issued a press release announcing the Company’s securing an investment from Yorkville. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of EMAT and may include, without limitation, statements regarding EMAT’s strategy, business plans, growth opportunities, projected financial information, expected production capacities, anticipated market demand, regulatory developments, and other future events or conditions. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” “plan,” “project,” “target,” “forecast,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, EMAT’s ability to execute its business plan, obtain financing, construct and scale facilities, secure feedstock and offtake agreements, obtain necessary permits and regulatory approvals, manage supply chain disruptions, respond to competitive pressures, address geopolitical and macroeconomic risks, and other risks described in EMAT’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. EMAT undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
4.1	First Closing Debenture
4.2	Form of Convertible Debenture
10.1	Securities Purchase Agreement
10.2	Registration Rights Agreement
10.3	Guaranty and Security Agreement
99.1	Press Release dated May 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2026

Evolution Metals & Technologies Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Financial Officer and Chief Operating Officer

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